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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 25, 2007


                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2005-A
                         -------------------------------
                           (EXACT NAME OF REGISTRANT)


         DELAWARE               333-122561                     22-3784653
         DELAWARE               333-122561-01                  51-6564395
  ----------------------    ----------------------     -------------------------
 (STATE OF INCORPORATION)   (COMMISSION FILE NO.)            (IRS EMPLOYER
                                                             IDENTIFICATION
                                                                NUMBER)


                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (201) 307-4000
                    ----------------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

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Item 9.01  Financial Statements and Exhibits.
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(c) Exhibit.
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Exhibit 99.1   --    Servicer Report for BMW Vehicle Owner Trust 2005-A for the
                     Distribution Date September 25, 2007.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         BMW FS Securities LLC
                                         BMW Vehicle Owner Trust 2005-A


Date: September 25, 2007                       By: /s/ Kerstin Zerbst
                                             -----------------------------------
                                             Kerstin Zerbst
                                             Authorized Signatory

                              EXHIBIT INDEX

Exhibit No.                 Description
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  99.1            --        Servicer Report for BMW Vehicle Owner Trust 2005-A
                            for the Distribution Date September 25, 2007.